Summary Prospectus Supplement

January 17, 2014

Morgan Stanley Institutional Fund, Inc.

Supplement dated January 17, 2014 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated June 13, 2013 of:

International Equity Portfolio (Class IS Shares) (the "Portfolio")

Effective December 17, 2014, Peter J. Wright will retire from Morgan Stanley Investment Management ("MSIM"). Following Mr. Wright's retirement from MSIM, William D. Lock, Bruno Paulson, Vladimir A. Demine, Marcus Watson and Christian Derold will continue to be responsible for the day-to-day portfolio management of the Portfolio.

Please retain this supplement for future reference.

  SU-MSIFIS-08-SPT-0114